                                                                   EXHIBIT 10.25

THIS IS A MORTGAGE AMENDMENT AS DEFINED IN MINNESOTA STATUTES, SECTION 287.01, SUBD. 2, AND AS SUCH, DOES NOT SECURE A NEW OR INCREASED AMOUNT OF DEBT.

                            LOAN ASSUMPTION AGREEMENT

      This instrument amends:

      (a) that certain Mortgage, Assignment of Rents and Security Agreement, dated as of May 12, 2004, and recorded with the Ramsey County Recorder on July 6, 2004, as Document No. 1825000; and

      (b) that certain Assignment of Leases and Rents, dated as of May 12, 2004, and recorded with the Ramsey County Recorder on July 6, 2004, as Document No. 1825001.

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PREPARED BY AND PLEASE RETURN TO:                               CROSS REFERENCE:
SUTHERLAND, ASBILL & BRENNAN LLP                   DOCUMENT NO. 1825000, 1825001
1114 AVENUE OF THE AMERICAS, 40th FL            RAMSEY COUNTY, MINNESOTA RECORDS
NEW YORK, NY 10036                                       GMACCM LOAN #99-1071381
ATTN: NICOLE L. SIDMAN

                            LOAN ASSUMPTION AGREEMENT

      THIS LOAN ASSUMPTION AGREEMENT (this "Agreement") is made and entered into as of February 21, 2006 (the "Effective Date") by and between STONEWATER UIS FUNDING LLC, a Delaware limited liability company ("Prior Owner"); STONEWATER FUNDING, LLC, a Delaware limited liability company ("Prior Guarantor"); UC06 ROSEVILLE MN LLC, a Delaware limited liability company ("Borrower"); GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation ("New Guarantor"); and LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR GREENWICH CAPITAL COMMERCIAL FUNDING CORP., COMMERCIAL MORTGAGE TRUST 2005-GG3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-GG3 ("Lender").

                                    RECITALS

      A. Prior Owner was the maker of that certain Promissory Note (the "Note") dated May 12, 2004 in the original principal amount of Twenty Million Eight Hundred Sixty Thousand and 00/100 Dollars ($20,860,000) and payable to the order of Greenwich Capital Financial Products, Inc., a Delaware corporation ("Former Lender"). The loan evidenced by the Note is herein referred to as the "Loan."

      B. The Note is secured by that certain Mortgage, Assignment of Rents and Security Agreement (the "Mortgage") dated May 12, 2004 executed by Prior Owner in favor of Former Lender recorded at Document No. 1825000 of the Office of the Registrar of Ramsey County, Minnesota (the "Public Records"). The Mortgage encumbers certain real property described on EXHIBIT A attached hereto and by this reference incorporated herein (together with all other property, real and personal, encumbered by the Mortgage, the "Property").

      C. The Loan is further evidenced by: (i) that certain Tenant Improvement and Leasing Commission Reserve and Security Agreement (the "Reserve and Security Agreement") dated as of May 12, 2004, executed by Prior Owner in favor of Former Lender; (ii) that certain Operations and Maintenance Agreement (the "O & M Agreement") dated as of May 12, 2004, executed by Prior Owner in favor of Former Lender; (iii) that certain Cash Management Agreement (the "Cash Management Agreement") dated as of May 12, 2004 executed by Prior Owner in favor of Former Lender; (iv) that certain Assignment of Leases and Rents (the "Assignment of Leases and Rents") dated as of May 12, 2004, and recorded at Document No. 1825001 of the Public Records executed by Prior Owner in favor of Former Lender;
(v) that certain Replacement Reserve and Security Agreement ("Replacement Reserve and Security Agreement") dated as of May 12, 2004 executed by Prior Owner in favor of Former Lender; and (vi) that certain Letter dated December 28, 2004 from Prior Owner to Former Lender in respect

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of the O & M Agreement (the "December 28th O&M Letter Agreement").

      D. In connection with the Loan, Prior Owner also delivered, or caused to be delivered, the following documents to Former Lender:

            (1) those certain UCC-1 Financing Statements (collectively, the "Prior UCC") naming Prior Owner as Debtor therein, and Former Lender as Secured Party therein, and filed in the Public Records and in the records of the Secretary of State of Delaware; and

            (2) that certain Environmental Indemnity Agreement (the "Prior Environmental Agreement") dated May 12, 2004, executed by Prior Owner and Prior Guarantor for the benefit of Former Lender;

            (3) that certain Exceptions to Non-Recourse Guaranty (the "Prior Carve Out Guaranty") dated May 12, 2004, executed by Prior Guarantor for the benefit of Former Lender;

            (4) that certain Conditional Assignment of Management Agreement (the "Prior Assignment of Management Agreement") dated May 12, 2004, executed by Prior Owner and acknowledged and consented to by United Properties LLC;

            (5) that certain Rent Account Bank Instruction Letter dated May 10, 2004 from the Prior Owner (the "Rent Account Instruction Letter");

            (6) that certain Certificate of Borrower dated May 12, 2004, executed by Prior Owner for the benefit of Former Lender (the "Prior Owner Borrower Certificate");

            (7) that certain Letter dated May 12, 2004 from Prior Owner to Former Lender in respect of the O & M Agreement (the "May 12th O&M Letter Agreement"); and

            (8) that certain Subordination, Non-Disturbance and Attornment Agreement dated May 12, 2004 by and between Prior Owner, Former Lender and Unisys Corporation (the "Prior Owner SNDA").

(The Prior UCC, the Prior Environmental Agreement, the Prior Carve Out Guaranty, the Prior Assignment of Management Agreement, the Rent Account Instruction Letter, the Prior Owner Borrower Certificate, the May 12th O&M Letter Agreement and the Prior Owner SNDA are hereinafter referred to collectively as the "Prior Owner's Loan Documents.")

      E. Upon the Effective Date, Borrower is executing and delivering, or is causing to be delivered, to Lender the following documents:

            (1) those certain UCC-1 Financing Statements (collectively, the "UCC") naming Borrower as Debtor therein, and naming Lender, as Secured Party therein, to be filed in the Public Records and the records of the Secretary of State of Delaware ; and

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            (2) that certain Environmental Indemnity Agreement (the
      "Environmental Agreement") dated as of the Effective Date, delivered by New Guarantor and Borrower for the benefit of Lender;

            (3) that certain Exceptions to Non-Recourse Guaranty (the "Guaranty") dated as of the Effective Date, executed and delivered by New Guarantor, for the benefit of Lender; and

            (4) that certain Conditional Assignment of Management Agreement (the "Assignment of Management Agreement") dated as of the Effective Date, executed and delivered by Borrower in favor of Lender and acknowledged and consented to by United Properties, LLC.

(The Note, the Mortgage, the O & M Agreement, the Reserve and Security Agreement, the Replacement Reserve and Security Agreement, the Cash Management Agreement, the Assignment of Leases and Rents, the UCC, the Environmental Agreement, the Guaranty, the Assignment of Management Agreement, the December 28th O&M Letter Agreement, together with all other documents evidencing, serving or otherwise pertaining to the Loan (expressly excluding the Prior Owner's Loan Documents) are hereinafter referred to collectively as the "Loan Documents", and singularly as a "Loan Document").

      F. Lender is the holder of the Note and is the assignee of Former Lender's interest in and to the Loan Documents and the Prior Owner's Loan Documents.

      G. The Property is being conveyed by Prior Owner to Borrower as of the Effective Date, and as part of the consideration for such conveyance, subject to the terms hereof, Borrower agrees to assume all the obligations under the Loan Documents and comply with all covenants and obligations contained in the Loan Documents.

      H. Prior Owner and Borrower have requested that Lender consent to the assumption of the Loan and waive the due on sale restrictions of the Mortgage to permit the conveyance of the Property to Borrower.

      I. Lender is willing to consent to the transfer of the Property by Prior Owner to Borrower and the assumption of the Loan by Borrower, subject to the terms and conditions set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by the parties hereto each to the other and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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      1. LOAN INFORMATION. Lender certifies that: (a) the principal balance outstanding under the Note as of the Effective Date is $20,387,487.38, and (b) interest on the Loan has been paid through February 1, 2006. All escrow deposits held by Lender in connection with the Loan Documents shall, from and after the Effective Date, be for the account of Borrower. To the actual knowledge of Lender as of the Effective Date, no event of default, or event which with the passage of time or the giving of notice, or both, would constitute an event of default, under the Loan Documents or Prior Owner's Loan Documents has occurred and is continuing. Lender reserves the right to declare any existing default which subsequently comes to the attention of Lender.

      2. ORGANIZATION AND AUTHORITY OF BORROWER. Borrower represents and warrants to Lender as follows:

            (a) Borrower is a limited liability company, duly formed and validly existing under the laws of the state of Delaware, and duly qualified to transact business under the laws of the state in which the Property is located. The taxpayer identification number of the Borrower is 91-2198700. The organizational ID number of the Borrower is 4097982. On or prior to the date hereof, Borrower has delivered to Lender a fully executed IRS form W-9.

            (b) No proceeding is pending for the dissolution or annulment of Borrower, and all license and franchise taxes due and payable by Borrower have been paid in full.

            (c) Borrower has the full power and authority to enter into and perform this Agreement and to assume the Loan. The execution, delivery and performance of this Agreement and the other documents contemplated herein by Borrower (1) has been duly and validly authorized by all necessary action on the part of Borrower, (2) does not conflict with or result in a violation of Borrower's organizational documents or any judgment, order or decree of any court or arbiter in any proceeding to which Borrower is a party, and (3) does not conflict with, or constitute a material breach of, or constitute a material default under, any contract, agreement or other instrument by which Borrower is bound or to which Borrower is a party.

      3. CONSENT OF LENDER. Lender hereby consents to the sale of the Property by Prior Owner to Borrower and agrees that such sale shall not constitute a default under the Loan Documents. Notwithstanding the foregoing, this consent to the transfer of the Property shall not be deemed to be a waiver of the right of the Lender under the Mortgage or the Loan Documents to prohibit any future transfers of the Property or any interest therein, or of the right of the Lender to deny consent to any such transaction in the future in accordance with the provisions of the Mortgage. From and after the Effective Date, references in the Loan Documents to "Maker," "Mortgagor," "Debtor," "Borrower," or other similar references that prior to the Effective Date referred to Prior Owner shall refer to Borrower, and references in the Loan Documents to "Guarantor" or other similar references that prior to the Effective Date referred to Prior Guarantor shall refer to New Guarantor.

      4. ASSUMPTION AND RATIFICATION. Borrower hereby assumes and agrees to comply with all covenants and obligations contained in the Loan Documents and from and after the Effective Date shall be bound by all the terms thereof. Without limiting the foregoing, Borrower

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hereby assumes and agrees to pay in full as and when due all payments, the obligations and other indebtedness evidenced by the Note. As assumed hereby, and subject to the terms hereof, the Loan Documents shall remain in full force and effect. Borrower hereby authorizes the Lender to file any and all UCC financing statements as Lender may deem necessary including, without limitation, financing statements containing the description "all assets of Borrower" or "all personal property of Borrower" or similar language. The Borrower hereby adopts, ratifies and confirms as of the Effective Date all of the representations, warranties and covenants of Prior Owner contained in the Loan Documents, except such representations, warranties and covenants which are personal to the Prior Owner, in which case Borrower hereby adopts, ratifies and confirms as of the Effective Date all of those representations, warranties and covenants as to Borrower only.

      5. REPRESENTATIONS AND WARRANTIES.

            (a) Prior Owner hereby represents and warrants to Lender as follows:

                  (1) As of the Effective Date, there is no Event of Default (as defined in the Mortgage) or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents; and

                  (2) Prior Owner has thoroughly read and reviewed the terms and provisions of this Agreement and the Loan Documents and is familiar with same, and Prior Owner has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Prior Owner.

            (b) Borrower hereby represents and warrants to Lender as follows:

                  (1) To the best of Borrower's knowledge, as of the Effective Date, there is no Event of Default (as defined in the Mortgage) or event which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Loan Documents;

                  (2) Borrower has thoroughly read and reviewed the terms and provisions of this Agreement and the Loan Documents and is familiar with same, and Borrower has entered into this Agreement voluntarily, without duress or undue influence of any kind, and with the advice and representation of legal counsel, if any, selected by Borrower; and

                  (3) This Agreement has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity. Borrower has not asserted any right of rescission, set-off, counterclaim or defense, including the defense of usury.

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Prior Owner and Borrower acknowledge that Lender is relying upon the foregoing representations and warranties as a material inducement to Lender's execution of this Agreement.

      6. RELEASE OF CLAIMS. Prior Owner, Prior Guarantor, Borrower and New Guarantor (collectively and individually, "Borrower Parties"), hereby jointly and severally, unconditionally and irrevocably, finally and completely RELEASE AND FOREVER DISCHARGE Former Lender and Lender, and their respective successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future (collectively and individually, "Lender Parties"), of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever, known or unknown, whether at law, by statute or in equity, in contract or in tort, under state or federal jurisdiction, and whether or not the economic effects of such alleged matters arise or are discovered in the future, which Borrower Parties have as of the Effective Date or may claim to have against Lender Parties arising out of or with respect to any and all transactions relating the Loan, the Prior Owner's Loan Documents or the Loan Documents occurring on or before the Effective Date, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Lender Parties occurring on or before the Effective Date. The foregoing release is intended to be, and is, a full, complete and general release in favor of Lender Parties with respect to all claims, demands, actions, causes of action and other matters described therein, including specifically, without limitation, any claims, demands or causes of action based upon allegations of breach of fiduciary duty, breach of any alleged duty of fair dealing in good faith, economic coercion, usury, or any other theory, cause of action, occurrence, matter or thing which might result in liability upon Lender Parties arising or occurring on or before the Effective Date. Borrower Parties understand and agree that the foregoing general release is in consideration for the agreements of Lender contained herein and that they will receive no further consideration for such release. Borrower Parties represent and warrant to Lender that Borrower Parties have not previously assigned or transferred to any person or entity any matter released hereunder and Borrower Parties agree to indemnify, protect and hold the Lender Parties harmless from and against any and all claims based on or arising out of any such assignment or transfer.

      7. DEFAULT. Any default by Borrower in the performance of its obligations herein contained, or any material inaccuracy in the representations and warranties made by Borrower herein, shall constitute a default under the Loan Documents and shall, after all notice and cure periods provided under the Loan Documents have expired, entitle Lender to exercise all of its rights and remedies set forth in the Loan Documents.

      8. FEES. Borrower and Lender have agreed that, simultaneously with the execution hereof, all fees, costs, and charges arising in connection with the execution of this Agreement, including without limitation, all reasonable attorneys' fees, title company fees, title insurance premiums, recording costs, and other closing costs incurred by Lender in connection with this Agreement, will be paid by Borrower as of the Effective Date, and that Lender shall have no obligation whatsoever for payment thereof.

      9. NO OFFSETS OR DEFENSES. Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Borrower neither has nor claims any offset, defense,

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claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Agreement, nor, to the best of Borrower's knowledge, the Note, the Mortgage or any other Loan Document. Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the Effective Date, Borrower does hereby irrevocably and expressly waive the right to assert such matter. Borrower understands and agrees that the foregoing release is in consideration for the agreements of Lender contained herein, and Borrower will receive no further consideration for such release.

      10. CONFIRMATION. Except as specifically set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, the same being confirmed and republished hereby; and except as otherwise specifically set forth herein, the undersigned Borrower hereby assumes, affirms, reaffirms and republishes all of the warranties, covenants and agreements as set forth in the Loan Documents.

      11. USURY SAVINGS CLAUSE. Notwithstanding anything to the contrary contained elsewhere in this Agreement, Borrower and Lender hereby agree that all agreements between them with respect to the Loan, including but not limited to the Loan Documents, whether now existing or hereafter arising are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Lender for the use, forbearance, or detention of the money loaned to Borrower, or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum rate of interest under applicable law (the "Maximum Rate"). If from any circumstance whatsoever, fulfillment of any provisions of this Agreement or the Loan Documents at the time performance of such provisions shall be due would involve transcending the limit of validity prescribed by law, then, automatically, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance Lender should ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such excessive interest shall be applied to the reduction of the principal amount owing with respect to the Loan or on account of the other indebtedness secured by the Loan Documents or Borrower's Loan Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Loan and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the Loan and other indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of all such indebtedness is uniform throughout the actual term of the Loan and does not exceed the Maximum Rate throughout the entire term of the Loan, as appropriate. The terms and provisions of this Section 11 shall control every other provision of this Agreement and all other agreements between Borrower and Lender.

      12. MODIFICATIONS, WAIVER. No waiver, modification, amendment, discharge, or change of any of the Loan Documents shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, or change is sought.

      13. NO NOVATION. THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AGREEMENT

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AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A
NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AGREEMENT NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER'S LIENS IN ANY OF THE COLLATERAL SECURING THE EXISTING NOTE IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE MORTGAGE.

      14. RECITALS TRUE. Borrower, Guarantor, Prior Owner, Prior Guarantor and Lender each hereby approve the recitations set forth in the preamble of this Agreement and agree that said recitations are true and correct in all respects.

      15. NOTICES. Lender and Borrower agree that all notice provisions contained in the Loan Documents are hereby modified to amend the notice address for Borrower and Lender, and that from and after the Effective Date the notice address for Lender and Borrower are as follows:

            If to Lender:

                  c/o GMAC Commercial Mortgage Corporation
                  3 Ravinia Drive, N.E.
                  Suite 200
                  Atlanta, Georgia 30346
                  Attention: Servicing Department for Loan No. 99-1071381

            If to Borrower:

                  c/o Gladstone Commercial Limited Partnership
                  1521 Westbranch Drive
                  McLean, VA 22101
                  Attn: Danielle Seidman

                  with a copy to:

                  Dickstein Shapiro Morin & Oshinsky LLP
                  2101 L Street, N.W.
                  Washington, D.C. 20037
                  Attention: James D. Kelly, Esq.

      Each party to this Agreement may designate a further change of address by notice given as required in the Mortgage.

      16. SEVERABILITY. If all or any portion of any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, then such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and such provision shall

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be limited and construed in such jurisdiction as if such invalid, illegal or unenforceable provision or portion thereof were not contained herein or therein.

      17. COUNTERPART. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

      18. GOVERNING LAW. The terms and conditions of this Agreement shall be governed by the applicable laws of the state in which the Property is located.

      19. INTERPRETATION. Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. The section headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

      20. AMENDMENT. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower and Lender.

      21. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the modification of the Loan and fully supersedes all prior agreements and understanding between the parties pertaining to such subject matter.

      22. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

      23. TRIAL BY JURY WAIVER. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND LENDER BY ITS ACCEPTANCE OF THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE LOAN, THIS AGREEMENT OR THE LOAN DOCUMENTS.

      24. RELEASE. Lender hereby forever releases and discharges Prior Owner and Prior Guarantor from any and all liability, obligation or duty under the Loan Documents and the Prior Owner Loan Documents arising from and after the Effective Date; provided, however, that Prior Owner and Prior Guarantor are not released or discharged from any liability, obligation or duty under the Loan Documents or the Prior Owner Loan Documents arising prior to or simultaneously with the assumption of the Loan by Borrower contained herein.

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

      25. PERMITTED TRANSFERS. Lender hereby acknowledges and agrees that, notwithstanding anything set forth herein or in the Loan Documents, the transfer of a direct or indirect interest in Borrower shall not be prohibited provided that: (i) at all times Borrower shall continue to comply with Section 29 of the Mortgage and in all ways maintain the single-purpose, bankruptcy remote nature of Borrower in accordance with Rating Agency standards; (ii) Borrower shall at all times remain a wholly owned subsidiary of Gladstone Commercial Corporation; and (iii) Borrower shall deliver to Lender a new non-consolidation opinion that shall be acceptable to Lender in all respects in connection with any transfer or series of transfers of direct and/or indirect interest in the Borrower that results in the ownership by any entity of more than forty-nine percent (49%) of the direct and/or indirect interests in Borrower other than any entity that owns more than forty-nine percent (49%) of the ownership interests in Borrower as of the date hereof.

      26. MODIFICATION OF MORTGAGE. The Mortgage is hereby amended as follows:

            (a) Section 15(c)(iv) is hereby deleted in its entirety and replaced with: "a transfer of all or any part of the Property, to a wholly owned subsidiary of Gladstone Commercial Corporation, a Maryland corporation, provided Borrower shall comply with the provisions of Section 32 below in connection with such transfer of all or any part of the Property."

            (b) All references to "Fortress Affiliate" are hereby deleted in their entirety.

            (c) The definition of "Indemnitor" is hereby deleted in its entirety and replaced with Gladstone Commercial Corporation, a Maryland corporation.

            (d) Section 29 is hereby amended by adding the following:

            (xxviii) shall not be caused, by consummation of the transactions contemplated in connection with the assumption of the indebtedness secured hereby (i) to be insolvent, (ii) to have an unreasonably small capital to carry on its business, or (iii) to have, or to believe that it has, incurred debts beyond its ability to pay as they mature;

            (xxiv) shall not permit Gladstone Commercial Limited Partnership, a Delaware limited partnership (the "Member"), GCLP Business Trust I, a Massachusetts business Trust ("GCLP I") or the Indemnitor (the Member, GCLP I and the Indemnitor are each sometimes hereinafter referred to as an "Affiliated Entity" and collectively the "Affiliated Entities"), to have access to any bank account of the Borrower;

            (xxx) shall not use stationary, invoices and checks separate from those used by any or all of the Affiliated Entities, or any other person or entity;

            (xxxi) shall not permit any Affiliated Entity to become obligated for the debts of the Borrower;

            (xxxii) shall pay the salaries of its own employees, if any;

            (xxxiii) shall allocate fairly and reasonably any overhead expenses that are shared with an Affiliated Entity, including for shared office space and for services performed by any employee of an Affiliated Entity;

            (xxxiv) shall maintain adequate capital in light of its contemplated business purpose, transactions and liabilities;

            (xxxv) shall not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) or own equity interest in any or all of the Affiliated Entities, or any other person or entity;

            (xxxvi)shall not form, acquire or hold evidence of indebtedness issued by any or all of the Affiliated Entities, or any other person or entity;

            (xxxvii) shall not permit any Affiliated Entity to conduct business in the name of the Borrower;

            (xxxviii) is and intends to remain (a) adequately capitalized to conduct its business and affairs as a going concern, considering the size and nature of its business and intended purposes; (b) solvent; and (c) able to pay its debts as the come due;

            (xxxix) shall not operate or purport to operate as an integrated, single economic unit with any or both of the Affiliated Entities, or any other person or entity; and

            (xl) shall maintain accurate financial statements, accounting records and other limited liability company or corporate documents, as applicable, separate from each other and from those of any or all of the Affiliated Entities, or any other person or entity, including without limitation correct and complete books and records of account and minutes of the meetings and other proceedings of its directors and members;

            (xli) shall not enter into any transaction with any Affiliated Entity except on commercially reasonable terms substantially similar to those available to unaffiliated parties in an arm's-length transaction (except for capital contributions or capital distributions permitted under the terms and conditions of the Operating Agreement, if any, and properly reflected on the books and records of the Borrower;

            (xlii) shall not permit any combined or consolidated financial statements issued by any Affiliated Entity that include the Borrower to fail to include notes indicating the Borrower's ownership of its own assets and the Borrower's obligation for its own liabilities;

            (xliii) shall correct any known misunderstanding regarding its separate identity; and

            (xliv) shall not acquire any securities of Member or of any Affiliated Entity.

      27. MODIFICATION OF CASH MANAGEMENT AGREEMENT. The Cash Management Agreement is hereby amended as follows:

            (a) The first sentence of Section 1.01 is hereby deleted and replaced with the following:

            "Borrower hereby agrees that, upon the occurrence of a Triggering Event (as defined herein), Borrower shall establish a demand deposit account, which account shall at all times be an Eligible Account (as defined herein) with a depository bank which is acceptable to Lender, in Borrower's own name and in the name of Lender (said account, and any demand deposit account replacing same in accordance with this Agreement, may be referred to as the "Rent Account," and the depositary institution in which any Rent Account hereunder is maintained may be referred to as the "Rent Account Bank")."

            (b) Section 1.01 is hereby amended by deleting "So long as the Loan is outstanding" and replacing it with "Once a Triggering Event occurs" at the beginning of the second sentence.

            (c) Section 1.02 is hereby amended by adding "Once a Triggering Event occurs" to the beginning of the first sentence.

      IN WITNESS WHEREOF, the parties hereby have all executed this Agreement under seal as of the day and year first hereinabove written.

                                          BORROWER:

                                          UC06 ROSEVILLE MN LLC, a Delaware
                                          limited liability company

                                          By: _________________________________
                                              Name: ___________________________
                                              Title: __________________________

                                          GUARANTOR:

                                          Gladstone Commercial Corporation, a
                                          Maryland corporation

                                          By: _________________________________
                                              Name:____________________________
                                              Title: __________________________

                                 ACKNOWLEDGMENT

                                                               Assuming Borrower

STATE OF _________________ )
                           ) SS
COUNTY OF ________________ )

      Before me, a Notary Public in and for said County and State, personally appeared ________________ by me known to be the ___________________ of UC06
Roseville MN, LLC, a Delaware limited liability company, who is personally known to me to e the same person whose name is subscribed to the foregoing instrument and who, being duly sworn, stated that s/he, being authorized so to do, signed and delivered the foregoing Instrument as his/her own free and voluntary act and as the free and voluntary act of such limited liability company, for the uses and purposes therein set forth.

      GIVEN under my hand and Notarial Seal this _____ day of _____________, 2006.

                                          _____________________________________
                                          Notary Public

My Commission Expires:

____________________________

STATE OF __________________ )             Assuming Guarantor
                            ) SS
COUNTY OF _________________ )

Before me, a Notary Public in and for said County and State, personally appeared ________________ by me known to be the ___________________ of Gladstone
Commercial Corporation, a Maryland corporation, who is personally known to me to e the same person whose name is subscribed to the foregoing instrument and who, being duly sworn, stated that s/he, being authorized so to do, signed and delivered the foregoing Instrument as his/her own free and voluntary act and as the free and voluntary act of such corporation, for the uses and purposes therein set forth.

      GIVEN under my hand and Notarial Seal this _____ day of _____________, 2006.

                                          _____________________________________
                                          Notary Public

My Commission Expires:

____________________________

                                          PRIOR OWNER:

                                          STONEWATER UIS FUNDING LLC, a Delaware
                                          limited liability company

                                          By: _________________________________
                                              Name: ___________________________
                                              Title: __________________________

                                          PRIOR GUARANTOR:
                                          STONEWATER FUNDING LLC, a Delaware
                                          limited liability company

                                          By: _________________________________
                                              Name: ___________________________
                                              Title: __________________________

                                                                     Prior Owner

STATE OF ___________________ )
                             ) SS
COUNTY OF __________________ )

      Before me, a Notary Public in and for said County and State, personally appeared ________________ by me known to be the ___________________ of
Stonewater UIS Funding, LLC, a Delaware limited liability company, who is personally known to me to e the same person whose name is subscribed to the foregoing instrument and who, being duly sworn, stated that s/he, being authorized so to do, signed and delivered the foregoing Instrument as his/her own free and voluntary act and as the free and voluntary act of such limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this _____ day of _____________, 2006.

                                          _____________________________________
                                          Notary Public

My Commission Expires:

____________________________

STATE OF ____________________ )           Prior Guarantor
                              ) SS
COUNTY OF ___________________ )

      Before me, a Notary Public in and for said County and State, personally appeared ________________ by me known to be the ___________________ of
Stonewater Funding, LLC, a Delaware limited liability company, who is personally known to me to e the same person whose name is subscribed to the foregoing instrument and who, being duly sworn, stated that s/he, being authorized so to do, signed and delivered the foregoing Instrument as his/her own free and voluntary act and as the free and voluntary act of such limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this _____ day of _____________, 2006.

                                          _____________________________________
                                          Notary Public

My Commission Expires:

___________________________

                                      LENDER:

                                      LASALLE BANK NATIONAL ASSOCIATION, AS
                                      TRUSTEE FOR GREENWICH CAPITAL COMMERCIAL
                                      FUNDING CORP. COMMERCIAL MORTGAGE TRUST
                                      2005-GG3, COMMERCIAL MORTGAGE PASS-THROUGH
                                      CERTIFICATES, SERIES 2005-GG3

                                      By: GMAC Commercial Mortgage Corporation,
                                          a California corporation, its
                                          authorized agent

                                          By: _________________________________
                                          Name: John Webster
                                          Title: Vice President

                                                        [CORPORATE SEAL]

STATE OF ____________________ )
                              ) SS
COUNTY OF ___________________ )

      Before me, a Notary Public in and for said County and State, personally appeared John Webster by me known to be the Vice President of GMAC Commercial Mortgage Corporation, the authorized agent of LaSalle Bank National Association, as Trustee for Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2005-GG3, Commercial Mortgage Pass-Through Certificates, Series 2005-GG3 ("Lender"), who is personally known to me to e the same person whose name is subscribed to the foregoing instrument and who, being duly sworn, stated that s/he, being authorized so to do, signed and delivered the foregoing Instrument as his/her own free and voluntary act and as the free and voluntary act of such Lender, for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this _____ day of _____________, 2006.

                                          _____________________________________
                                          Notary Public

My Commission Expires:

_____________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Parcel A (Certificate of Title No. 541911):

The South 1024 feet of the West 700 feet of the Northwest Quarter of Section 8, Township 29, Range 23, Ramsey County.

Parcel B:

A non-exclusive easement for road purposes over North 30 feet of the West 700 feet of the Northwest Quarter of the Southwest Quarter of Section 8, Township 29, Range 23, as contained in the Declaration of Road Easement dated May 7, 2004, recorded July 6, 2004 in the office of the Ramsey County Registrar of Titles as Doc. No. 1824998.